UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Small Cap Growth Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Our investment style emphasizes small U.S. companies with what we believe to be strong growth potential. Some of the sought characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Strong growth prospects driven by product or service innovation

•	Dominant position in a niche market or customers that are very large companies.

•	Strong or improving financial conditions

We generally use a concentrated “bottom-up” approach when selecting securities for the Fund. We focus on individual security selection rather than allow macroeconomic considerations to strongly influence sector weights or individual security selection.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. We use a growth-oriented investment style, that emphasizes small U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered small capitalization companies. The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. equity markets managed to deliver positive results for the twelve-month reporting period ended October 31, 2016, with large- and mid-capitalization stocks slightly outperforming smaller capitalization stocks. During the period, the S&P 500 Indexi gained 4.51%, and the Russell Midcap Indexii added 4.17%, while the small-cap Russell 2000 Indexiii advanced 4.11%. In addition, value stocks substantially outperformed growth stocks. Small-cap growth stocks were unable to make up sharp losses from January and February of 2016, and finished down 0.5% for the period. A dovish stance from the U.S. Federal Reserve Board (the “Fed”)iv, which raised short-term interest rates just once during the reporting period after initially communicating a more aggressive rate tightening plan, was the main source of support for equities, especially the income-oriented Real Estate and Telecommunication Services sectors. The low rate environment weighed on the Financials sector, while crude oil prices declined more than 9%, causing the Energy sector to be the worst performing sector.

Small-cap stocks got off to a solid start as strong economic numbers boosted investor sentiment that the markets could withstand higher rates. Steady job growth and increased retail sales, an outgrowth of improved household balance sheets, had beneficial effects. A decline in oil prices hurt the Energy sector but was supportive of other areas of the market tied to consumer spending.

Volatility picked up in a series of sell-offs from late December 2015 through mid-February 2016 that saw equities decline more than 10%. The correction was triggered by ongoing concerns about slowing global growth centered on China. Oil prices fell in tandem with equities, dropping below $30 per barrel for the first time in 12 years.

ClearBridge Small Cap Growth Fund 2016 Annual Report	1

Fund overview (cont’d)

The fastest growing small cap growth stocks were hurt the most during the downturn as investors fled what they considered the riskiest assets in the market for more value-oriented stocks backed by dividends. This sentiment caused results for the group (both good and bad) to be viewed with a tremendous amount of skepticism.

Stocks shrugged off the short-term effects of Brexit, the surprise passage of a referendum by United Kingdom voters to leave the European Union, to deliver solid gains through the late spring and summer. The period saw a transition in market leadership as more cyclically-oriented stocks in the Information Technology (“IT”), Industrials and Financials sectors benefited from better economic conditions. Small-cap performance was also lifted by robust merger & acquisition activity as larger firms targeted early stage companies for new sources of growth. Generally, solid earnings results and the continued liquidity support of low rates also drove returns.

Q. How did we respond to these changing market conditions?

A. The quality fundamentals we emphasize in the Fund were a source of strength in a year with multiple bouts of heightened volatility. For example, our decision to own Health Care Technology and research, laboratory and medical device providers rather than riskier small-cap Biotechnology stocks, whose business models are driven by binary outcomes, was a significant contributor to performance during the period.

The Fund endured sharp losses during the winter bear market for growth stocks, but we made minimal changes as the downturn was driven more by sentiment than financial weakness. The earnings and revenue growth rates of the stocks we own remained mostly intact through this turmoil. Demand for emerging growth companies with disruptive business models was realized in the second quarter 2016 as four of our portfolio holdings were acquired in acquisition deals. Three of the deals involved companies in the software-as-a-service (“SaaS”) segment of the IT sector. These actions highlight the growing view among market participants that SaaS/cloud business models are resilient and in demand. We took advantage of these deals and the solid execution of our holdings in the Industrials and Materials sectors to trim some of our better performers as they grew in size, and re-invested the proceeds in names suffering the most severe price dislocations.

Notwithstanding recent volatility fanned by slowing global growth and surprise geopolitical outcomes like Brexit and the U.S. presidential election of Donald Trump, growth and innovation did not come to a halt when the world experienced an increase in risk and uncertainty. Investing in dynamic, inventive small companies is a good way to participate in that growth. We seek to own such cutting-edge firms but also insist that they maintain sound balance sheets and have the ability to grow free cash flows. These qualities allow the early-stage companies we own to invest in the research and development necessary to take share in existing markets or create new ones. The market repeatedly recognized these attributes during the fiscal year, confirming our confidence in the Fund’s portfolio.

Performance review

For the twelve months ended October 31, 2016, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges,

2	ClearBridge Small Cap Growth Fund 2016 Annual Report

returned -0.36%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexv, returned -0.49% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned -0.37% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	6.33%	-0.13%
Class A	6.21%	-0.36%
Class C	5.86%	-1.03%
Class FI	6.26%	-0.28%
Class R	6.12%	-0.56%
Class I	6.42%	0.02%
Class IS	6.46%	0.13%
Russell 2000 Growth Index	4.71%	-0.49%
Lipper Small-Cap Growth Funds Category Average[1]	4.90%	-0.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.00%, 1.24%, 1.95%, 1.21%, 1.49%, 0.91% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in four of the nine sectors in which it was invested (out of eleven in total) over the period, with the greatest contributions to returns coming from the IT and Industrials sectors. Relative to the benchmark, overall stock selection and sector allocation contributed to performance for the period. In particular, stock selection in the Health Care, Industrials and IT sectors and an overweight to the IT sector drove relative performance.

Leading individual stock contributors included positions in FEI Co., MercadoLibre Inc. and Monolithic Power Systems, Inc. in

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 572 funds for the six-month period and among the 555 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

The Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on July 26, 2007 may continue to hold those shares but may not add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

ClearBridge Small Cap Growth Fund 2016 Annual Report	3

Fund overview (cont’d)

the IT sector, as well as Trex Co., Inc. and Copart, Inc. in the Industrials sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Consumer Discretionary and Financials sectors detracted the most from performance for the period. In addition, the Fund’s underweight to the Real Estate and Materials sectors and overweight to the Financials sector also hurt results.

The leading detractors from performance for the period included Lions Gate Entertainment Corp., in the Consumer Discretionary sector, Imperva, Inc. in the IT sector, WisdomTree Investments, Inc. in the Financials sector, as well as Pacira Pharmaceuticals, Inc. and athenahealth, Inc. in the Health Care sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of Fund positions were bought and sold over the course of the period. The largest additions to the Fund’s portfolio were Liberty TripAdvisor Holdings Inc. in the Consumer Discretionary sector, as well as Astronics Corp., Masonite International Corp. and Advisory Board Co. in the Industrials sector. The largest positions closed during the period were FEI Co., Marketo, Inc., Monotype Imaging Holdings Inc. and Cvent, Inc. in the IT sector, as well as Gentherm Inc. in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2016

RISKS: Equity securities are subject to price and market fluctuations. Investments in small and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2016 were: Medidata Solutions Inc. (2.5%), Fortinet Inc. (2.4%),

4	ClearBridge Small Cap Growth Fund 2016 Annual Report

Western Alliance Bancorp (2.4%), ICON PLC (2.3%), MAXIMUS Inc. (2.2%), Monolithic Power Systems Inc. (2.2%), Aspen Technology Inc. (2.2%), Trex Co. Inc. (2.2%), Casey’s General Stores Inc. (2.1%) and Cornerstone OnDemand Inc. (2.1%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Information Technology (36.1%), Health Care (20.6%), Industrials (16.0%), Consumer Discretionary (11.6%) and Financials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ClearBridge Small Cap Growth Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Small Cap Growth Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	6.33%	$1,000.00	$1,063.30	1.04%	$5.39	Class 1	5.00%	$1,000.00	$1,019.91	1.04%	$5.28
Class A	6.21	1,000.00	1,062.10	1.20	6.22	Class A	5.00	1,000.00	1,019.10	1.20	6.09
Class C	5.86	1,000.00	1,058.60	1.92	9.94	Class C	5.00	1,000.00	1,015.48	1.92	9.73
Class FI	6.26	1,000.00	1,062.60	1.08	5.60	Class FI	5.00	1,000.00	1,019.71	1.08	5.48
Class R	6.12	1,000.00	1,061.20	1.44	7.46	Class R	5.00	1,000.00	1,017.90	1.44	7.30
Class I	6.42	1,000.00	1,064.20	0.88	4.57	Class I	5.00	1,000.00	1,020.71	0.88	4.47
Class IS	6.46	1,000.00	1,064.60	0.78	4.05	Class IS	5.00	1,000.00	1,021.22	0.78	3.96

ClearBridge Small Cap Growth Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge Small Cap Growth Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	-0.13%	-0.36%	-1.03%	-0.28%	-0.56%	0.02%	0.13%
Five Years Ended 10/31/16	11.59	11.41	10.59	11.43	11.16	11.83	11.94
Ten Years Ended 10/31/16	N/A	7.39	6.51	N/A	N/A	7.84	N/A
Inception* through 10/31/16	7.44	—	—	6.85	6.76	—	8.69

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	-0.13%	-6.08%	-2.00%	-0.28%	-0.56%	0.02%	0.13%
Five Years Ended 10/31/16	11.59	10.10	10.59	11.43	11.16	11.83	11.94
Ten Years Ended 10/31/16	N/A	6.75	6.51	N/A	N/A	7.84	N/A
Inception* through 10/31/16	6.46	—	—	6.85	6.76	—	8.69

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 3/2/07 through 10/31/16)	100.17%
Class A (10/31/06 through 10/31/16)	103.93
Class C (10/31/06 through 10/31/16)	87.85
Class FI (Inception date of 12/20/07 through 10/31/16)	79.90
Class R (Inception date of 12/28/06 through 10/31/16)	90.40
Class I (10/31/06 through 10/31/16)	112.80
Class IS (Inception date of 8/4/08 through 10/31/16)	98.69

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C, FI, R, I and IS shares are March 2, 2007, July 1, 1998, July 1, 1998, December 20, 2007, December 28, 2006, November 1, 2004 and August 4, 2008, respectively.

ClearBridge Small Cap Growth Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2006 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares on October 31, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Small Cap Growth Fund 2016 Annual Report

Schedule of investments

October 31, 2016

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 95.6%
Consumer Discretionary — 11.5%
Auto Components — 0.8%
Fox Factory Holding Corp.	1,001,268	$21,727,516	*
Distributors — 2.0%
Core-Mark Holding Co. Inc.	1,507,478	53,289,347
Diversified Consumer Services — 1.4%
LifeLock Inc.	2,238,050	36,032,605	*
Hotels, Restaurants & Leisure — 2.0%
Buffalo Wild Wings Inc.	364,927	53,151,617	*
Internet & Direct Marketing Retail — 0.8%
Liberty TripAdvisor Holdings Inc., Class A Shares	968,019	21,490,022	*
Media — 1.5%
Lions Gate Entertainment Corp.	2,011,852	40,961,307
Specialty Retail — 3.0%
Hibbett Sports Inc.	757,076	29,412,403	*
Monro Muffler Brake Inc.	920,035	50,601,925
Total Specialty Retail		80,014,328
Total Consumer Discretionary		306,666,742
Consumer Staples — 2.1%
Food & Staples Retailing — 2.1%
Casey’s General Stores Inc.	495,621	56,000,217
Energy — 1.5%
Energy Equipment & Services — 1.5%
Newpark Resources Inc.	3,402,766	21,437,426	*
TETRA Technologies Inc.	3,582,809	19,526,309	*
Total Energy		40,963,735
Financials — 7.2%
Banks — 3.7%
SVB Financial Group	293,415	35,875,852	*
Western Alliance Bancorp	1,713,391	64,012,288	*
Total Banks		99,888,140
Capital Markets — 2.6%
Financial Engines Inc.	1,569,506	43,396,841
WisdomTree Investments Inc.	2,886,043	24,762,249
Total Capital Markets		68,159,090
Insurance — 0.9%
American Equity Investment Life Holding Co.	1,320,998	23,685,494
Total Financials		191,732,724

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	11

Schedule of investments (cont’d)

October 31, 2016

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Health Care — 20.6%
Biotechnology — 1.2%
Acorda Therapeutics Inc.	859,213	$15,208,070	*
MiMedx Group Inc.	1,992,356	17,751,892	*
Total Biotechnology		32,959,962
Health Care Equipment & Supplies — 5.8%
Endologix Inc.	2,535,718	26,523,610	*
Insulet Corp.	1,293,253	48,005,551	*
Integra LifeSciences Holdings Corp.	579,804	46,100,216	*
Novadaq Technologies Inc.	2,294,353	25,490,262	*
Penumbra Inc.	110,509	7,288,069	*
Total Health Care Equipment & Supplies		153,407,708
Health Care Providers & Services — 2.5%
Diplomat Pharmacy Inc.	1,120,326	25,957,953	*
Mednax Inc.	436,647	26,744,629	*
Surgery Partners Inc.	940,443	15,141,132	*
Total Health Care Providers & Services		67,843,714
Health Care Technology — 5.0%
athenahealth Inc.	448,304	46,318,769	*
Medidata Solutions Inc.	1,363,361	65,427,695	*
Vocera Communications Inc.	1,198,087	22,044,801	*
Total Health Care Technology		133,791,265
Life Sciences Tools & Services — 4.9%
Cambrex Corp.	655,278	26,407,703	*
ICON PLC	777,871	62,447,484	*
INC Research Holdings Inc., Class A Shares	915,748	41,849,684	*
Total Life Sciences Tools & Services		130,704,871
Pharmaceuticals — 1.2%
Pacira Pharmaceuticals Inc.	981,276	31,204,577	*
Total Health Care		549,912,097
Industrials — 16.0%
Aerospace & Defense — 2.4%
Astronics Corp.	345,475	12,789,484	*
Astronics Corp., Class B Shares	51,821	1,917,386	*
Orbital ATK Inc.	665,102	49,456,985
Total Aerospace & Defense		64,163,855
Air Freight & Logistics — 1.3%
XPO Logistics Inc.	1,024,671	33,742,416	*

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2016 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Building Products — 2.9%
Masonite International Corp.	326,690	$18,588,661	*
Trex Co. Inc.	1,067,544	57,444,543	*
Total Building Products		76,033,204
Commercial Services & Supplies — 3.5%
Copart Inc.	1,063,003	55,775,768	*
US Ecology Inc.	885,125	37,396,531
Total Commercial Services & Supplies		93,172,299
Machinery — 4.7%
Chart Industries Inc.	649,235	18,009,779	*
IDEX Corp.	595,520	51,476,749
Tennant Co.	871,692	54,873,011
Total Machinery		124,359,539
Professional Services — 0.5%
Advisory Board Co.	340,000	13,532,000	*
Trading Companies & Distributors — 0.7%
H&E Equipment Services Inc.	1,434,290	20,008,345
Total Industrials		425,011,658
Information Technology — 35.3%
Electronic Equipment, Instruments & Components — 2.8%
MTS System Corp.	781,315	37,151,528
OSI Systems Inc.	519,516	36,433,657	*
Total Electronic Equipment, Instruments & Components		73,585,185
Internet Software & Services — 11.9%
comScore Inc.	1,037,520	29,870,201	*
Cornerstone OnDemand Inc.	1,353,340	55,892,942	*
Envestnet Inc.	711,093	25,137,138	*
GrubHub Inc.	717,260	27,334,779	*
LivePerson Inc.	2,970,537	25,249,564	*(a)
MercadoLibre Inc.	311,227	52,289,248
MINDBODY Inc., Class A Shares	1,320,119	27,326,463	*
New Relic Inc.	168,957	6,158,483	*
Wix.com Ltd.	516,363	20,654,520	*
XO Group Inc.	684,272	12,590,605	*
Zillow Group Inc., Class C Shares	1,056,923	35,258,951	*
Total Internet Software & Services		317,762,894

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

ClearBridge Small Cap Growth Fund

Security	Shares	Value
IT Services — 3.6%
Cardtronics PLC, Class A Shares	730,411	$36,520,550	*
MAXIMUS Inc.	1,135,879	59,133,861
Total IT Services		95,654,411
Semiconductors & Semiconductor Equipment — 4.2%
Integrated Device Technology Inc.	2,028,610	42,012,513	*
Monolithic Power Systems Inc.	740,091	58,326,572
Ultratech Inc.	565,717	12,044,115	*
Total Semiconductors & Semiconductor Equipment		112,383,200
Software — 12.8%
Aspen Technology Inc.	1,167,799	57,502,423	*
Barracuda Networks Inc.	1,830,596	42,689,499	*
BroadSoft Inc.	1,153,323	47,920,570	*
Fortinet Inc.	2,028,976	65,048,970	*
HubSpot Inc.	330,667	17,343,484	*
Imperva Inc.	769,380	28,390,122	*(e)
Qualys Inc.	994,940	37,061,515	*
Varonis Systems Inc.	472,794	13,498,269	*
Verint Systems Inc.	899,073	32,366,628	*
Total Software		341,821,480
Total Information Technology		941,207,170
Materials — 1.4%
Chemicals — 1.4%
Balchem Corp.	477,217	36,220,770
Total Common Stocks (Cost — $1,928,187,443)		2,547,715,113
Preferred Stocks — 0.9%
Consumer Discretionary — 0.1%
Media — 0.1%
Turn Inc., Series E Shares	878,957	1,476,648	*(b)(c)(d)
Information Technology — 0.8%
Software — 0.8%
AppDynamics Inc., Series E Shares	690,354	10,106,782	*(b)(c)(d)
Datastax Inc.	891,687	3,201,156	*(b)(c)(d)
DocuSign Inc.	628,342	10,078,606	*(b)(c)(d)
Total Information Technology		23,386,544
Total Preferred Stocks (Cost — $32,563,515)		24,863,192

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2016 Annual Report

ClearBridge Small Cap Growth Fund

	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Turn Inc., Subordinated Convertible Promissory Note (Cost — $273,359)	1.480%	3/2/23	$273,359	$273,359	(b)(c)(d)
Total Investments before Short-Term Investments (Cost — $1,961,024,317)				2,572,851,664

			Shares
Short-Term Investments — 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $91,372,337)	0.215%		91,372,337	91,372,337
Total Investments — 99.9% (Cost — $2,052,396,654#)				2,664,224,001
Other Assets in Excess of Liabilities — 0.1%				1,565,910
Total Net Assets — 100.0%				$2,665,789,911

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2016, the total market value of investments in Affiliated Companies was $25,249,564 and the cost was $30,106,093 (See Note 8).

(b)	Illiquid security (unaudited).

(c)	Restricted security (See Note 9).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	All or a portion of this security is pledged as collateral for written options.

#	Aggregate cost for federal income tax purposes is $2,063,546,355.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Imperva Inc., Call	12/16/16	$55.00	2,364	$29,550
Imperva Inc., Call	12/16/16	60.00	2,379	65,423
Total Written Options (Premiums received — $739,547)				$94,973

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	15

Statement of assets and liabilities

October 31, 2016

Assets:
Investments in unaffiliated securities, at value (Cost — $2,022,290,561)	$2,638,974,437
Investments in affiliated securities, at value (Cost — $30,106,093)	25,249,564
Receivable for securities sold	9,330,159
Receivable for Fund shares sold	2,457,624
Dividends and interest receivable	135,377
Prepaid expenses	104,362
Total Assets	2,676,251,523

Liabilities:
Payable for Fund shares repurchased	5,822,510
Investment management fee payable	1,750,098
Payable for securities purchased	1,208,286
Service and/or distribution fees payable	240,875
Written options, at value (premiums received — $739,547)	94,973
Trustees’ fees payable	17,358
Accrued expenses	1,327,512
Total Liabilities	10,461,612
Total Net Assets	$2,665,789,911

Net Assets:
Par value (Note 7)	$984
Paid-in capital in excess of par value	1,999,571,813
Accumulated net investment loss	(13,747,683)
Accumulated net realized gain on investments	67,492,876
Net unrealized appreciation on investments and written options	612,471,921
Total Net Assets	$2,665,789,911

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2016 Annual Report

Statement of assets and liabilities (cont’d)

October 31, 2016

Net Assets:
Class 1	$2,928,579
Class A	$772,158,990
Class C	$40,095,133
Class FI	$10,997,753
Class R	$73,645,219
Class I	$1,214,196,043
Class IS	$551,768,194

Shares Outstanding:
Class 1	109,740
Class A	29,500,280
Class C	1,849,750
Class FI	417,960
Class R	2,868,207
Class I	43,887,503
Class IS	19,797,573

Net Asset Value:
Class 1 (and redemption price)	$26.69
Class A (and redemption price)	$26.17
Class C*	$21.68
Class FI (and redemption price)	$26.31
Class R (and redemption price)	$25.68
Class I (and redemption price)	$27.67
Class IS (and redemption price)	$27.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$27.77

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	17

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Dividends	$12,152,203
Interest	88,603
Less: Foreign taxes withheld	(81,439)
Total Investment Income	12,159,367

Expenses:
Investment management fee (Note 2)	20,624,282
Transfer agent fees (Note 5)	3,572,995
Service and/or distribution fees (Notes 2 and 5)	2,987,651
Fund accounting fees	201,297
Trustees’ fees	193,158
Registration fees	131,663
Shareholder reports	80,126
Legal fees	52,130
Insurance	47,590
Audit and tax fees	45,540
Custody fees	12,937
Miscellaneous expenses	24,766
Total Expenses	27,974,135
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,073)
Net Expenses	27,965,062
Net Investment Loss	(15,805,695)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	69,585,907
Investment transactions in affiliated securities	4,018,509
Net Realized Gain	73,604,416
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(64,970,925)
Affiliated investments	(8,528,620)
Written options	644,574
Change in Net Unrealized Appreciation (Depreciation)	(72,854,971)
Net Gain on Investments and Written Options	749,445
Decrease in Net Assets From Operations	$(15,056,250)

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment loss	$(15,805,695)	$(22,505,833)
Net realized gain	73,604,416	35,684,498
Change in net unrealized appreciation (depreciation)	(72,854,971)	(55,591,270)
Decrease in Net Assets From Operations	(15,056,250)	(42,412,605)

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(36,228,200)	(142,600,977)
Decrease in Net Assets From Distributions to Shareholders	(36,228,200)	(142,600,977)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	733,751,625	908,379,125
Reinvestment of distributions	30,587,951	121,075,489
Cost of shares repurchased	(1,218,919,851)	(1,433,043,464)
Decrease in Net Assets From Fund Share Transactions	(454,580,275)	(403,588,850)
Decrease in Net Assets	(505,864,725)	(588,602,432)

Net Assets:
Beginning of year	3,171,654,636	3,760,257,068
End of year*	$2,665,789,911	$3,171,654,636
*Includes accumulated net investment loss of:	$(13,747,683)	$(19,998,117)

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$27.05	$28.51	$27.98	$20.28	$17.01

Income (loss) from operations:
Net investment loss	(0.16)	(0.16)	(0.17)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	0.13	(0.20)	1.43	8.22	3.35
Total income (loss) from operations	(0.03)	(0.36)	1.26	8.11	3.27

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$26.69	$27.05	$28.51	$27.98	$20.28
Total return[2]	(0.13)%	(1.36)%	4.64%	40.82%	19.22%

Net assets, end of year (000s)	$2,929	$3,360	$3,740	$4,155	$3,333

Ratios to average net assets:
Gross expenses	1.05%	1.00%	1.20%	1.28%	1.37%
Net expenses[3]	1.05	1.00	1.20	1.21 [4]	1.07 [4]
Net investment loss	(0.60)	(0.56)	(0.63)	(0.45)	(0.41)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not to exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$26.59	$28.11	$27.61	$20.02	$16.84

Income (loss) from operations:
Net investment loss	(0.20)	(0.22)	(0.19)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	0.11	(0.20)	1.42	8.14	3.30
Total income (loss) from operations	(0.09)	(0.42)	1.23	8.00	3.18

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$26.17	$26.59	$28.11	$27.61	$20.02
Total return[2]	(0.36)%	(1.60)%	4.59%	40.80%	18.88%

Net assets, end of year (000s)	$772,159	$1,029,339	$1,385,983	$1,281,477	$494,454

Ratios to average net assets:
Gross expenses	1.24%	1.24%	1.26%	1.24%	1.32%
Net expenses	1.24 [3]	1.24 [3]	1.24 [3,4]	1.24 [3]	1.32
Net investment loss	(0.79)	(0.81)	(0.68)	(0.60)	(0.65)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$22.23	$23.84	$23.70	$17.37	$14.73

Income (loss) from operations:
Net investment loss	(0.32)	(0.35)	(0.33)	(0.25)	(0.25)
Net realized and unrealized gain (loss)	0.10	(0.16)	1.20	6.99	2.89
Total income (loss) from operations	(0.22)	(0.51)	0.87	6.74	2.64

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$21.68	$22.23	$23.84	$23.70	$17.37
Total return[2]	(1.03)%	(2.29)%	3.81%	39.75%	17.92%

Net assets, end of year (000s)	$40,095	$52,659	$65,841	$73,290	$46,347

Ratios to average net assets:
Gross expenses	1.95%	1.95%	1.99%	1.97%	2.17%
Net expenses	1.95 [3]	1.95 [3]	1.99 [3]	1.97 [3]	2.17
Net investment loss	(1.50)	(1.51)	(1.41)	(1.25)	(1.53)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$26.71	$28.23	$27.73	$20.11	$16.91

Income (loss) from operations:
Net investment loss	(0.19)	(0.22)	(0.20)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	0.12	(0.20)	1.43	8.17	3.32
Total income (loss) from operations	(0.07)	(0.42)	1.23	8.03	3.20

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$26.31	$26.71	$28.23	$27.73	$20.11
Total return[2]	(0.28)%	(1.60)%	4.61%	40.72%	18.92%

Net assets, end of year (000s)	$10,998	$11,971	$16,925	$12,426	$5,675

Ratios to average net assets:
Gross expenses	1.18%	1.21%	1.26%	1.28%	1.40%
Net expenses[3]	1.18	1.21	1.26 [4]	1.27 [4]	1.34 [4]
Net investment loss	(0.74)	(0.78)	(0.73)	(0.61)	(0.64)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$26.15	$27.73	$27.31	$19.85	$16.73

Income (loss) from operations:
Net investment loss	(0.26)	(0.29)	(0.26)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	0.12	(0.19)	1.41	8.07	3.27
Total income (loss) from operations	(0.14)	(0.48)	1.15	7.87	3.12

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$25.68	$26.15	$27.73	$27.31	$19.85
Total return[2]	(0.56)%	(1.85)%	4.34%	40.49%	18.65%

Net assets, end of year (000s)	$73,645	$92,794	$105,205	$84,555	$23,562

Ratios to average net assets:
Gross expenses	1.47%	1.49%	1.51%	1.47%	1.54%
Net expenses[3]	1.47	1.49	1.50 [4]	1.46 [4]	1.53 [4]
Net investment loss	(1.03)	(1.05)	(0.95)	(0.87)	(0.80)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$27.99	$29.44	$28.79	$20.78	$17.40

Income (loss) from operations:
Net investment loss	(0.12)	(0.14)	(0.11)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	0.13	(0.21)	1.49	8.51	3.41
Total income (loss) from operations	0.01	(0.35)	1.38	8.42	3.38

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$27.67	$27.99	$29.44	$28.79	$20.78
Total return[2]	0.02%	(1.28)%	4.93%	41.34%	19.43%

Net assets, end of year (000s)	$1,214,196	$1,382,509	$1,619,438	$1,184,864	$194,392

Ratios to average net assets:
Gross expenses	0.90%	0.91%	0.91%	0.90%	0.90%
Net expenses[3]	0.90	0.91	0.91	0.90	0.90
Net investment loss	(0.46)	(0.47)	(0.37)	(0.36)	(0.14)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2016 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$28.16	$29.57	$28.88	$20.83	$17.43

Income (loss) from operations:
Net investment loss	(0.09)	(0.10)	(0.08)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.13	(0.21)	1.50	8.48	3.43
Total income (loss) from operations	0.04	(0.31)	1.42	8.46	3.40

Less distributions from:
Net realized gains	(0.33)	(1.10)	(0.73)	(0.41)	—
Total distributions	(0.33)	(1.10)	(0.73)	(0.41)	—

Net asset value, end of year	$27.87	$28.16	$29.57	$28.88	$20.83
Total return[2]	0.13%	(1.14)%	5.06%	41.43%	19.51%

Net assets, end of year (000s)	$551,768	$588,299	$546,823	$265,070	$160,605

Ratios to average net assets:
Gross expenses	0.78%	0.78%	0.78%	0.79%	0.80%
Net expenses[3]	0.78	0.78	0.78	0.79	0.80
Net investment loss	(0.34)	(0.35)	(0.27)	(0.07)	(0.14)

Portfolio turnover rate	9%	14%	16%	27%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2016.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities of other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 pm (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

ClearBridge Small Cap Growth Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge Small Cap Growth Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$2,547,715,113	—	—	$2,547,715,113
Preferred stocks:
Consumer discretionary	—	—	$1,476,648	1,476,648
Information technology	—	—	23,386,544	23,386,544
Convertible bonds & notes	—	—	273,359	273,359
Total long-term investments	$2,547,715,113	—	$25,136,551	$2,572,851,664
Short-term investments†	$91,372,337	—	—	$91,372,337
Total investments	$2,639,087,450	—	$25,136,551	$2,664,224,001

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$94,973	—	$94,973

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying

ClearBridge Small Cap Growth Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

30	ClearBridge Small Cap Growth Fund 2016 Annual Report

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund held written options with credit related contingent features which had a liability position of $94,973. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $17,501,670, which could be used to reduce the required payment.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge Small Cap Growth Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$17,426,366	—	$(17,426,366)
(b)	4,629,763	$(4,629,763)	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and

32	ClearBridge Small Cap Growth Fund 2016 Annual Report

short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.28%, 2.09%, 1.35%, 1.60%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $9,073.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge Small Cap Growth Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $46,520 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B1	Class C
CDSCs	$111	$257	$421

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$241,675,315
Sales	849,698,380

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$773,327,542
Gross unrealized depreciation	(172,649,896)
Net unrealized appreciation	$600,677,646

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Contracts	Premiums
Written options, outstanding as of October 31, 2015	—	—
Options written	4,743	$739,547
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of October 31, 2016	4,743	$739,547

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2016.

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$94,973

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The table

34	ClearBridge Small Cap Growth Fund 2016 Annual Report

provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$644,574

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$113,474

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,4]	Net Amount
Written options	$94,973	$(94,973)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	See the Schedule of Investments for securities pledged as collateral.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$8,209
Class A	$2,051,461	1,728,093
Class B1	44,012	31,970
Class C	452,771	79,725
Class FI	27,996	17,033
Class R	411,411	160,026
Class I	—	1,535,761
Class IS	—	12,178
Total	$2,987,651	$3,572,995

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

ClearBridge Small Cap Growth Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B1	$9,073
Class C	—
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$9,073

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Realized Gains:
Class 1	$40,727	$143,616
Class A	11,221,125	53,446,702
Class B1	156,988	734,162
Class C	776,247	3,003,211
Class FI	149,524	642,837
Class R	1,153,093	4,103,271
Class I	15,929,136	60,474,231
Class IS	6,801,360	20,052,947
Total	$36,228,200	$142,600,977

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	1,490	$40,727	5,192	$143,616
Shares repurchased	(15,950)	(410,236)	(12,185)	(343,673)
Net decrease	(14,460)	$(369,509)	(6,993)	$(200,057)

36	ClearBridge Small Cap Growth Fund 2016 Annual Report

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,870,497	$123,359,363	10,942,282	$301,446,270
Shares issued on reinvestment	391,364	10,512,032	1,804,685	49,178,557
Shares repurchased	(14,478,384)	(375,564,924)	(23,341,391)	(635,412,059)
Net decrease	(9,216,523)	$(241,693,529)	(10,594,424)	$(284,787,232)

Class B1
Shares sold	939	$19,935	3,557	$80,112
Shares issued on reinvestment	7,166	156,445	32,640	732,121
Shares repurchased	(502,447)	(10,031,393)	(239,810)	(5,499,382)
Net decrease	(494,342)	$(9,855,013)	(203,613)	$(4,687,149)

Class C
Shares sold	92,363	$1,925,510	177,729	$4,164,146
Shares issued on reinvestment	29,059	650,622	108,615	2,489,458
Shares repurchased	(640,667)	(13,411,269)	(679,351)	(15,853,808)
Net decrease	(519,245)	$(10,835,137)	(393,007)	$(9,200,204)

Class FI
Shares sold	156,506	$3,891,057	88,083	$2,456,391
Shares issued on reinvestment	5,540	149,524	23,487	642,837
Shares repurchased	(192,249)	(4,868,018)	(263,060)	(7,065,757)
Net decrease	(30,203)	$(827,437)	(151,490)	$(3,966,529)

Class R
Shares sold	502,905	$12,445,202	661,667	$18,153,934
Shares issued on reinvestment	39,999	1,056,361	142,858	3,837,170
Shares repurchased	(1,223,361)	(30,989,819)	(1,050,037)	(28,772,152)
Net decrease	(680,457)	$(17,488,256)	(245,512)	$(6,781,048)

Class I
Shares sold	17,815,438	$483,666,367	13,644,689	$399,830,656
Shares issued on reinvestment	397,894	11,264,390	1,540,074	44,046,111
Shares repurchased	(23,716,468)	(636,753,833)	(20,806,322)	(607,376,095)
Net decrease	(5,503,136)	$(141,823,076)	(5,621,559)	$(163,499,328)

Class IS
Shares sold	4,021,188	$108,444,191	6,198,250	$182,247,616
Shares issued on reinvestment	237,201	6,757,850	696,090	20,005,619
Shares repurchased	(5,351,133)	(146,890,359)	(4,494,410)	(132,720,538)
Net increase (decrease)	(1,092,744)	$(31,688,318)	2,399,930	$69,532,697

[1]

On April 29, 2016, the Fund converted 369,077 Class B shares into 298,827 Class A shares, valued at $7,363,086. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

ClearBridge Small Cap Growth Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2016:

	Affiliate Value at October 31, 2015	Purchased		Sold		Dividend Income	Affiliate Value at October 31, 2016	Realized Gain (Loss)
Security		Cost	Shares	Cost	Shares
LivePerson Inc.	$23,674,381	$359,690	52,901	$1,553,569	117,541	—	$25,249,564	$(796,151)
MINDBODY Inc.*	15,512,534	6,424,229	360,666	502,354	32,397	—	—	(73,155)
Trex Co. Inc.*	65,020,450	1,363,450	37,423	24,516,824	634,083	—	—	4,887,815
	$104,207,365	$8,147,369		$26,572,747		—	$25,249,564	$4,018,509

*	This security is no longer an affiliate company as of October 31, 2016.

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Fair Value at 10/31/2016	Value per Share/Face Amount	Percent of Net Assets
AppDynamics Inc., Series E Shares	690,354	7/14	$6,836,023	$10,106,782	$14.64	0.38%
Datastax Inc.	891,687	8/14	6,399,994	3,201,156	3.59	0.12
DocuSign Inc.	628,342	4/15	11,996,997	10,078,606	16.04	0.38
Turn Inc., Series E Shares	878,957	12/13	7,330,501	1,476,648	1.68	0.06
Turn Inc., Subordinated Convertible Promissory Note	$273,359	3/16	273,359	273,359	100.00	0.01
			$32,836,874	$25,136,551		0.95%

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	—	$21,888,185
Net long-term capital gains	$36,228,200	120,712,792
Total distributions paid	$36,228,200	$142,600,977

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$78,642,577
Other book/tax temporary differences(a)	(13,747,683)
Unrealized appreciation (depreciation)(b)	601,322,220
Total accumulated earnings (losses) — net	$666,217,114

38	ClearBridge Small Cap Growth Fund 2016 Annual Report

(a)	Other book/tax temporary differences are attributable to the tax deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

ClearBridge Small Cap Growth Fund 2016 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Small Cap Growth Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Small Cap Growth Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2016

40	ClearBridge Small Cap Growth Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

42	ClearBridge Small Cap Growth Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

44	ClearBridge Small Cap Growth Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Small Cap Growth Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	ClearBridge Small Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/9/2015
Payable date:	12/10/2015
Long-term capital gain dividend	$0.332510

Please retain this information for your records.

ClearBridge Small Cap Growth Fund	47

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/16 SR16-2934

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $380,400 in 2015 and $427,291 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,130 in 2015 and $64,412 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,559 in 2015 and $39,760 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2015 and $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015 and $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2016